Fourth Quarter and Full Year 2021 Financial Review and Analysis (preliminary, unaudited) February 2, 2022 Supplemental Presentation Materials Unless otherwise indicated, comparisons are to the same period in the prior year. Exhibit 99.2

Safe Harbor Statement Certain statements contained in this document are "forward-looking statements" intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements, and financial or other business targets, are subject to certain risks and uncertainties. Forward-looking statements also include those related to our acquisition of Vestcom, including its anticipated benefits, financing and effect on our long-term targets and future financial results. We believe that the most significant risk factors that could affect our financial performance in the near-term include: (i) the impacts to underlying demand for our products and/or foreign currency fluctuations from global economic conditions, political uncertainty, changes in environmental standards and governmental regulations, including as a result of COVID-19; (ii) availability of raw materials; (iii) competitors’ actions, including pricing, expansion in key markets, and product offerings; (iv) the degree to which higher costs can be offset with productivity measures and/or passed on to customers through price increases, without a significant loss of volume; and (v) the execution and integration of acquisitions, including the acquisition of Vestcom. Actual results and trends may differ materially from historical or anticipated results depending on a variety of factors, including but are not limited to, risks and uncertainties relating to the following: COVID-19 International Operations – worldwide and local economic and market conditions; changes in political conditions; and fluctuations in foreign currency exchange rates and other risks associated with foreign operations, including in emerging markets Our Business – changes in our markets due to competitive conditions, technological developments, environmental standards, laws and regulations, and customer preferences; fluctuations in demand affecting sales to customers; execution and integration of acquisitions, including the acquisition of Vestcom; selling prices; fluctuations in the cost and availability of raw materials and energy; the impact of competitive products and pricing; customer and supplier concentrations or consolidations; financial condition of distributors; outsourced manufacturers; product and service quality; timely development and market acceptance of new products, including sustainable or sustainably-sourced products; investment in development activities and new production facilities; successful implementation of new manufacturing technologies and installation of manufacturing equipment; our ability to generate sustained productivity improvement; our ability to achieve and sustain targeted cost reductions; and collection of receivables from customers Our Vestcom Acquisition – risks related to future opportunities and plans for the combined company, including the uncertainty of expected future financial performance and results of the combined company; unknown liabilities; and the possibility that, if we do not achieve the perceived benefits of the acquisition as rapidly or to the extent anticipated by financial analysts or investors, the market price of our common stock could decline Income Taxes – fluctuations in tax rates; changes in tax laws and regulations, and uncertainties associated with interpretations of such laws and regulations; retention of tax incentives; outcome of tax audits; and the realization of deferred tax assets Information Technology – disruptions in information technology systems, including cyber-attacks or other intrusions to network security; successful installation of new or upgraded information technology systems; and data security breaches Human Capital – recruitment and retention of employees; fluctuations in employee benefit costs; and collective labor arrangements Our Indebtedness – credit risks; our ability to obtain adequate financing arrangements and maintain access to capital; volatility of financial markets; fluctuations in interest rates; and compliance with our debt covenants Ownership of Our Stock – potential significant variability of our stock price and amounts of future dividends and share repurchases Legal and Regulatory Matters – protection and infringement of intellectual property and impact of legal and regulatory proceedings, including with respect to environmental, health and safety, anti-corruption and trade compliance Other Financial Matters – fluctuations in pension costs and goodwill impairment For a more detailed discussion of these factors, see “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our 2020 Form 10-K, filed with the Securities and Exchange Commission on February 25, 2021, and subsequent quarterly reports on Form 10-Q. The forward-looking statements included in this document are made only as of the date of this document, and we undertake no obligation to update these statements to reflect subsequent events or circumstances, other than as may be required by law.

Use of Non-GAAP Financial Measures This presentation contains certain non-GAAP financial measures as defined by SEC rules. We report our financial results in conformity with accounting principles generally accepted in the United States of America, or GAAP, and also communicate with investors using certain non-GAAP financial measures. These non-GAAP financial measures are not in accordance with, nor are they a substitute for or superior to, the comparable GAAP financial measures. These non-GAAP financial measures are intended to supplement the presentation of our financial results that are prepared in accordance with GAAP. Based on feedback from investors and financial analysts, we believe that the supplemental non-GAAP financial measures we provide are useful to their assessments of our performance and operating trends, as well as liquidity. In accordance with Regulations G and S-K, reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures, including limitations associated with these non-GAAP financial measures, are provided in the appendix to this document and/or financial schedules accompanying the earnings news release for the quarter (see Attachments A-4 through A-10 to news release dated February 2, 2022). Our non-GAAP financial measures exclude the impact of certain events, activities or strategic decisions. The accounting effects of these events, activities or decisions, which are included in the GAAP financial measures, may make it difficult to assess our underlying performance in a single period. By excluding the accounting effects, positive or negative, of certain items (e.g., restructuring charges, outcomes of certain legal proceedings, certain effects of strategic transactions and related costs, losses from debt extinguishments, gains or losses from curtailment or settlement of pension obligations, gains or losses on sales of certain assets, gains or losses on venture investments, and other items), we believe that we are providing meaningful supplemental information that facilitates an understanding of our core operating results and liquidity measures. While some of the items we exclude from GAAP financial measures recur, they tend to be disparate in amount, frequency, or timing. We use these non-GAAP financial measures internally to evaluate trends in our underlying performance, as well as to facilitate comparison to the results of competitors for quarters and year-to-date periods, as applicable. We use the non-GAAP financial measures described below in this presentation and the accompanying news release. • Sales change ex. currency refers to the increase or decrease in net sales, excluding the estimated impact of foreign currency translation, and, where applicable, an extra week in our fiscal year and the calendar shift resulting from the extra week in the prior fiscal year and currency adjustment for transitional reporting of highly inflationary economies. The estimated impact of foreign currency translation is calculated on a constant currency basis, with prior period results translated at current period average exchange rates to exclude the effect of currency fluctuations. • Organic sales change refers to sales change ex. currency, excluding the estimated impact of acquisitions and product line divestitures. We believe that sales change ex. currency and organic sales change assist investors in evaluating the sales change from the ongoing activities of our businesses and enhance their ability to evaluate our results from period to period. • Adjusted operating income refers to income before taxes; interest expense; other non-operating expense (income), net; and other expense (income), net. • Adjusted EBITDA refers to adjusted operating income before depreciation and amortization. • Adjusted operating margin refers to adjusted operating income as a percentage of net sales. • Adjusted EBITDA margin refers to adjusted EBITDA as a percentage of net sales. • Adjusted tax rate refers to the full-year GAAP tax rate, adjusted to exclude certain unusual or infrequent events that are expected to significantly impact that rate, such as effects of certain discrete tax planning actions, impacts related to the enactment of the U.S. Tax Cuts and Jobs Act (TCJA), where applicable, and other items. • Adjusted net income refers to income before taxes, tax-effected at the adjusted tax rate, and adjusted for tax-effected restructuring charges and other items. • Adjusted net income per common share, assuming dilution (adjusted EPS) refers to adjusted net income divided by the weighted average number of common shares outstanding, assuming dilution. We believe that adjusted operating margin, adjusted EBITDA margin, adjusted net income, and adjusted EPS assist investors in understanding our core operating trends and comparing our results with those of our competitors. • Net debt to adjusted EBITDA ratio refers to total debt (including finance leases) less cash and cash equivalents, divided by adjusted EBITDA for the last twelve months. We believe that the net debt to adjusted EBITDA ratio assists investors in assessing our leverage position. • Return on total capital incl. acquisition amortization (ROTC) refers to net income excluding the expense and tax benefit of debt financing divided by the average of beginning and ending invested capital. ROTC excl. acquisition amortization refers to ROTC adjusted for the impact of amortization of intangible assets from acquisitions. We believe that ROTC incl. acquisition amortization and ROTC excl. acquisition amortization assist investors in understanding our ability to generate returns from our capital. • Free cash flow refers to cash flow provided by operating activities, less payments for property, plant and equipment, software and other deferred charges, plus proceeds from sales of property, plant and equipment, plus (minus) net proceeds from insurance and sales (purchases) of investments. Free cash flow is also adjusted for, where applicable, certain acquisition-related transaction costs. We believe that free cash flow assists investors by showing the amount of cash we have available for debt reductions, dividends, share repurchases, and acquisitions. This document has been furnished (not filed) on Form 8-K with the SEC and may be found on our website at www.investors.averydennison.com.

Again delivered strong results in 2021; ramping up investments Delivered significant sales growth and continued margin expansion in 2021 vs. prior year and 2019 Intelligent Labels achieved revenue of $0.7 bil.; remain confident in delivering 15%-20% growth longer-term Grew EPS more than 25% and generated record free cash flow Closed three strategic acquisitions, adding new capabilities and expanding our position in high value categories Delivered strong results, despite challenging macro environment Safety and well-being of employees remains our top priority during continuing global health crisis Supply chains are tight Inflation remains persistent; continue to implement pricing/productivity measures Exceeded all company-wide five-year targets through 2021 7% ex. currency growth CAGR, margins up ~3 pts., 17% adj. EPS growth CAGR, and 18%+ ROTC Well-positioned for continued GDP+ growth and top-quartile return on capital, on track to achieve 2025 goals Targeting strong revenue and earnings growth in 2022 Committed to continuing success of all stakeholders: employees, customers, communities and shareholders

Full Year 2021 Review Reported EPS of $8.83, up 34% Adj. EPS (non-GAAP) of $8.91, up 25% vs. 2020 (up 35% vs. 2019) Reported sales of $8.4 bil., up 21% Sales growth ex. currency (non-GAAP) of 19%; organic sales growth (non-GAAP) of 16% Compared to 2019, sales growth ex. currency of 17%; organic sales growth of 12% Strong volume growth in addition to impact of higher prices Reported operating margin of 12.6%, up 100 bps Adj. EBITDA margin (non-GAAP) of 15.6%, up 30 bps vs. 2020 (up 140 bps vs. 2019) Free cash flow (non-GAAP) of $798 mil., up $250+ mil. compared to prior year and 2019 Maintained strong balance sheet, while continuing to deploy capital in disciplined manner Year-end net debt to adj. EBITDA (non-GAAP) ratio of 2.2 (below long-term target) Deployed $1.5 bil. for strategic M&A and $400+ mil. for buybacks and increased dividend Targeting continued advancement toward long-term goals in 2022 Sales growth ex. currency of 11% to 14%; organic sales growth of 8% to 11% Reported EPS of $9.25 to $9.65; adj. EPS of $9.35 to $9.75, up ~10% at midpoint, excl. currency

Full Year 2021 Sales Growth and Operating Margin Comparison Operating Margin Reported Adj. Operating Margin (Non-GAAP) Adj. EBITDA Margin (Non-GAAP) FY21 FY20 FY19 FY21 FY20 FY19 FY21 FY20 FY19 Label and Graphic Materials 14.8% 14.6% 12.7% 14.2% 15.1% 13.3% 16.4% 17.3% 15.4% Retail Branding and Information Solutions 11.7% 8.9% 11.9% 13.3% 10.3% 12.5% 18.0% 14.7% 15.7% Industrial and Healthcare Materials 10.5% 9.3% 8.9% 10.8% 10.6% 10.3% 14.4% 14.9% 14.2% Total Company 12.6% 11.6% 10.9% 12.7% 12.4% 11.7% 15.6% 15.3% 14.2% Full Year Sales Growth Reported Ex. Currency (‘21 vs. ‘20) Ex. Currency (‘21 vs. ‘19) Organic (‘21 vs. ‘20) Organic (‘21 vs. ‘19) Label and Graphic Materials 15.2% 12.7% 12.1% 12.0% 11.6% Retail Branding and Information Solutions 35.0% 34.9% 32.3% 25.2% 13.0% Industrial and Healthcare Materials 24.1% 21.7% 11.0% 17.8% 7.3% Total Company 20.6% 18.6% 16.7% 15.6% 11.5%

2017–2021 TARGETS 2017–2021 RESULTS Sales Growth 5%+ Ex. Currency(1) 4%+ Organic(1) 6.6% Ex. Currency(1) 4.6% Organic(1,4) Operating Margin 11%+ in 2021 12.6% in 2021 Adj(2): 12.7% in 2021 Adjusted EPS Growth 10%+(1) 17.3%(1) ROTC incl. Acquisition Amortization (Non-GAAP) 17%+ in 2021 18.4% in 2021 Net Debt to Adjusted EBITDA 2.3x to 2.6x(3) 2.2 at Y/E 2021 Continue to deliver on objectives to drive GDP+ growth and top-quartile ROTC (1) Reflects five-year compound annual growth rate, with 2016 as the base period (2) Excluding restructuring charges and other items (3) Reflects adjustment of target (from a range of 1.7x to 2.0x) in July 2018, following decision to fully fund and terminate our U.S. pension plan. See Form 8-K filed July 11, 2018. (4) AVY Organic sales growth outpaced global GDP 5-year CAGR of ~2.3% (source: IHS Markit)

Segment results vs. five-year financial targets established in 2017 LGM RBIS IHM 2017–2021 2017–2021 2017–2021 TARGETS RESULTS TARGETS RESULTS TARGETS RESULTS Organic Sales Growth(1) 4-5% 4.4% 3-4% 6.0% 4-5%+ 2.2% Adj. Operating Margin(2) 12.5-13.5% in 2021 14.2% in 2021 10-12% in 2021 13.3% in 2021 12.5-13.5%+ in 2021 10.8% in 2021 (1) Reflects five-year compound annual growth rate, with 2016 as the base period (2) Excluding restructuring charges and other items

Intelligent Labels $0.2B Solutions enabling omnichannel retail, more efficient supply chains, enhanced consumer experience and less waste Industry leading UHF RFID share 50%+ Targeting 15–20% top-line organic growth Clear innovation leader Investing in capacity and market development $0.7B ~20% Org. Sales CAGR

2021–2025 TARGETS 2021 RESULTS Sales Growth 5%+ Ex. Currency(1) On track Adjusted EBITDA Margin 16%+ in 2025 On track Adjusted EPS Growth 10%(1) On track ROTC excl. Acquisition Amortization (Non-GAAP) 18%+ On track On track to achieve 2025 targets (1) Reflects five-year compound annual growth rates, with 2020 as the base period Note: 2021-2025 targets reflected a higher than average growth expectation early in the cycle due to an anticipated economic rebound

ESG: Balanced scorecard measuring progress for all stakeholders Leading in an environmentally and socially responsible manner, with clear 2030 goals Deliver innovations that advance the circular economy Reduce the environmental impact in our operations and supply chain Make a positive social impact by enhancing the livelihood of our people and communities Employees Customers Communities Shareholders Cumulative TSR (5-year) 237% 133% AVY S&P 500 Employee Engagement Women Manager+ Vitality Index Service Flexibility Cum. GHG% Reduction % Certified Paper Visit our ESG website (esg.averydennison.com) for more info on our sustainability goals and progress (updates coming in March in our Integrated Report and ESG Download) *as of Q3 2021 *

Fourth Quarter 2021 Review

Reported EPS of $2.19, down 4% driven by impact of extra week in prior year

- Adj. EPS of $2.13, down 6%; up 23% vs. 2019

Reported sales increased 10%, up 18% excluding impact of extra week

- Sales growth ex. currency of 19%; organic sales growth of 13%
  - Intelligent Labels up 20%+ organically
- Strong organic volume/mix growth in addition to impact of higher prices

Reported operating margin of 12.1%, down 160 bps

- Strong performance, while investing for growth
- Adj. EBITDA margin of 14.9%, down 140 bps vs. 2020 (up 40 bps vs. 2019)
  - Impact of raising prices with no corresponding EBITDA reduced margin ~100 bps vs. PY
  - Impact of less belt-tightening and ramping up of investments reduced margin ~50 bps vs. PY
  - Impact of extra week in Q4 2020 elevated PY margins by roughly 50 bps

February 2, 2022 Fourth Quarter and Full Year 2021 Financial Review and Analysis AVERY DENNISON 12

Operational/Market Update As pandemic evolves, continue to adapt world-class safety protocols Safety and well-being of employees remains our top priority All manufacturing locations currently operational Continue to actively manage dynamic supply and demand environment Demand across majority of businesses/regions remains strong Raw material, freight and labor availability continue to be constrained Lead times remain elevated given demand and supply imbalance Continuing to leverage our global scale, working closely with customers/suppliers to minimize disruptions Inflation remains persistent in our materials businesses, with further sequential inflation in Q1 FY21: ~10% inflation; up ~20% in Q4 FY22: anticipate low- to mid-teens inflation, 20%+ in Q1 Additional pricing and material re-engineering actions being implemented

Quarterly Sales Trend Analysis 4Q20 1Q21 2Q21 3Q21 4Q21 Reported Sales Change 12.3% 19.1% 37.5% 19.8% 9.7% Organic Sales Change 3.2% 8.8% 28.1% 13.9% 12.8% Acquisitions/Divestitures 2.0% 2.1% 1.1% 3.0% 5.7% Sales Change Ex. Currency* 5.2% 10.9% 29.2% 17.0% 18.5% Extra Week Impact 4.9% 3.8% - - (8.5%) Currency Translation 2.3% 4.4% 8.3% 2.8% (0.3%) Reported Sales Change* 12.3% 19.1% 37.5% 19.8% 9.7% *Totals may not sum due to rounding.

Fourth Quarter Sales Growth and Operating Margin Comparison Operating Margin Reported Adj. Operating Margin (Non-GAAP) Adj. EBITDA Margin (Non-GAAP) 4Q21 4Q20 4Q19 4Q21 4Q20 4Q19 4Q21 4Q20 4Q19 Label and Graphic Materials 12.2% 15.9% 12.0% 12.4% 15.4% 13.3% 14.5% 17.6% 15.5% Retail Branding and Information Solutions 14.7% 15.3% 11.5% 13.5% 15.7% 13.6% 19.3% 19.6% 16.7% Industrial and Healthcare Materials 8.8% 12.4% 7.2% 9.3% 12.3% 10.2% 12.9% 15.9% 14.0% Total Company 12.1% 13.7% 10.2% 11.6% 13.5% 11.9% 14.9% 16.3% 14.5% Fourth Quarter Sales Growth Reported Ex. Currency Organic Label and Graphic Materials 2.8% 11.5% 10.6% Retail Branding and Information Solutions 29.7% 38.9% 19.7% Industrial and Healthcare Materials 2.4% 11.7% 9.5% Total Company 9.7% 18.5% 12.8%

Fourth Quarter 2021 Results

Label and Graphic Materials

Reported sales increased 3% to $1.3 bil.
Sales up 12% ex. currency and 11% organically

- Label and Packaging Materials up low-double digits on organic basis, with strong growth in both high value and base categories
- Combined Graphics and Reflective Solutions up low-double digits on organic basis
- Organically, North America up mid-teens, Western Europe and emerging markets both up high-single digits

Reported operating margin decreased 370 bps to 12.2%

- Adjusted EBITDA margin decreased 310 bps to 14.5% as benefit from higher organic volume/mix was more than offset by net impact of pricing, freight and raw material costs and impact of extra week in 2020
    - Higher revenue base from price increases alone, with no corresponding incremental EBITDA as they are offsetting inflation, reduced margin by ~140 bps
    - Impact of extra week reduced margin by roughly 65 bps

Product Category


3%
8%
23%
High Value Categories
34%
66%

2021 Sales by Product

- Base (Label & Graphics)
- Specialty/Durables Labels
- Specialty Graphics
- Reflectives

End Market


7%
30%
26%
Emerging Markets
40%
10%
27%

2021 Sales by Geography

- U.S. & Canada
- Western Europe
- E. Europe & MENA
- Asia Pacific
- Latin America

February 2, 2022 Fourth Quarter and Full Year 2021 Financial Review and Analysis
AVERY DENNISON 16

Retail Branding and Information Solutions Reported sales increased 30% to $659 mil. Sales up 39% ex. currency and 20% organically Strong growth in both high value categories and base business Intelligent Labels up 20%+ organically Reported operating margin decreased 60 bps to 14.7% Adjusted EBITDA margin of 19.3% decreased 30 bps as benefits from acquisitions and higher volume were more than offset by growth investments, higher employee-related costs and headwind from prior-year temporary cost reduction actions Vestcom achieving acquisition objectives 2021 Sales by Product(1) Base Tags & Labels Intelligent Labels Vestcom AIDC(2) Solutions Ext. Embellishments Fourth Quarter 2021 Results 2021 Sales by Geography(1) U.S. & Canada Europe Asia Pacific Latin America Estimated End Market Product Category High Value Categories 49% (1) Adjusted to include FY21 Vestcom sales (2) Automatic Identification and Data Capture (“AIDC”)

Industrial and Healthcare Materials Reported sales increased 2% to $193 mil. Sales up 12% ex. currency and 10% organically Industrial categories up mid-single digits Healthcare up mid-teens Reported operating margin decreased 360 bps to 8.8% Adjusted EBITDA margin decreased 300 bps to 12.9% as benefit from productivity was more than offset by net impact of pricing, freight and raw material costs, impact of extra week in 2020, higher employee-related costs and growth investments Higher revenue base from price increases alone, with no corresponding incremental EBITDA as they are offsetting inflation, reduced margin by ~90 bps Impact of extra week reduced margin by roughly 40 bps 2021 Sales by Product Automotive Other Industrial Healthcare Retail 2021 Sales by Geography U.S. & Canada Europe Asia Pacific Latin America Fourth Quarter 2021 Results High Value Categories 77% Estimated End Market Product Category

2022 EPS Guidance

Reported EPS	**$9.25 – $9.65**
Add Back: **Est. restructuring costs and other items**	**~$0.10**
Adjusted EPS (non-GAAP)	**$9.35 – $9.75**

Contributing Factors to 2022

- Reported sales growth of 8% to 11%; ~3% currency headwind
    - Ex. currency growth of 11% to 14%; ~3% benefit from M&A
    - Organic sales growth of 8% to 11%
- Currency translation headwind to operating income of ~$35 mil., assuming current rates (~$25 mil. in 1H)
- Increasing pace of organic investment; adding capabilities and capacity, particularly in key strategic platforms
    - Investing ~$35 mil. in market development, innovation and foundational capabilities
    - Fixed and IT capital spend up to $350 mil.
- Tax rate in mid-twenty percent range
- Earnings growth back-half weighted

Excluding currency, targeting double-digit adj. EPS growth in 2022

February 2, 2022 Fourth Quarter and Full Year 2021 Financial Review and Analysis AVERY DENNISON 19

Appendix: Reconciliation of Financial Measures from GAAP to Non-GAAP

Organic Sales Change – Avery Dennison (1) Totals may not sum due to rounding

Organic Sales Change by Segment (1) Totals may not sum due to rounding

Organic Sales Change by Segment - Continued (1) Totals may not sum due to rounding

Adjusted Operating Margin and EBITDA – Avery Dennison

Adjusted Operating Margin and EBITDA – LGM

Adjusted Operating Margin and EBITDA – RBIS

Adjusted Operating Margin and EBITDA – IHM

Adjusted Net Income The adjusted tax rate was 25%, 24.1%, 24.6%, 25%, and 28% for 2021, 2020, 2019, 2018, and 2017, respectively. (1) Includes restructuring and related charges, transaction and related costs, gain/loss on venture investments, gain/loss on sale of assets, gain on sale of product line, outcomes of legal proceedings, Argentine peso remeasurement transition loss, reversal of acquisition related contingent consideration, and other items. (2) Tax benefits from the deduction of the third quarter U.S. pension contributions on our 2017 U.S. income tax return. (3) In the fourth quarter of 2018, we finalized our provisional amounts as defined under SEC Staff Accounting Bulletin No. 118 related to the TCJA.

Adjusted EPS The adjusted tax rate was 25%, 24.1%, 24.6%, 25%, and 28% for 2021, 2020, 2019, 2018, and 2017, respectively. (1) Includes restructuring and related charges, transaction and related costs, gain/loss on venture investments, gain/loss on sale of assets, gain on sale of product line, outcomes of legal proceedings, Argentine peso remeasurement transition loss, reversal of acquisition related contingent consideration, and other items. (2) In the fourth quarter of 2018, we finalized our provisional amounts as defined under SEC Staff Accounting Bulletin No. 118 related to the TCJA.

Free Cash Flow

Return on Total Capital (ROTC)

Net Debt to Adjusted EBITDA

Thank you